UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 15, 2004
                                                   -----------------------------


                              MACROCHEM CORPORATION
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             (Exact name of registrant as specified in its charter)




         Delaware                       0-13634                   04-2744744
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     (State or other                  (Commission               (IRS Employer
jurisdiction of incorporation)        File Number)           Identification No.)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (781) 862-4003
                                                           ---------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Attached is a Press Release issued by the Registrant on April 14, 2004 (the "Press Release").


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

     99.1. Press Release of the Registrant dated April 14, 2004.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MacroChem Corporation


Date:  April 15, 2004             By:  /s/  Robert J. DeLuccia
                                       -----------------------------------------
                                  Name: Robert J. DeLuccia
                                  Title:   President and Chief Executive Officer



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                                  EXHIBIT INDEX


The following designated exhibit is filed herewith:

99.1    Press Release of the Registrant dated April 14, 2004.